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EXHIBIT 23.1

CONSENT OF AMISANO HANSON

CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

        We hereby consent to the use in the Prospectus constituting part of this Registration Statement on Form SB-2A2 for BigInning, Inc., of our report dated August 31, 2001 except as to Note 8 which is as of September 20, 2001 relating to the May 31, 2001 financial statements of BigInning, Inc., which appears in such Prospectus.

/s/ Amisano Hanson
Amisano Hanson

January 22, 2002

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EXHIBIT 23.1
  CONSENT OF AMISANO HANSON
CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS